Restructuring	12 Months Ended
Jul. 31, 2025
Restructuring and Related Activities [Abstract]
Restructuring

15. Restructuring
In July 2024, our management approved, committed to, and initiated a plan of reorganization (the Plan) focused on reallocating resources to our key growth areas. The Plan included the exit of employees and the closing of real estate sites in certain markets to support growing technology teams and capabilities in strategic locations. The actions associated with the Plan were substantially complete in the first quarter of fiscal 2025. Total restructuring costs associated with the Plan were $238 million. During the twelve months ended July 31, 2025 and 2024, we recorded charges in connection with the Plan of $15 million and $223 million, respectively. These charges are primarily related to severance and employee benefits and are recorded to restructuring in our consolidated statements of operations.
We have recast certain prior period amounts to conform to the way we internally manage and monitor our business. See Note 1, “Description of Business and Summary of Significant Accounting Policies — Basis of Presentation,” for more information.
The following table summarizes the activity for the Plan by segment.

(In millions)	Accrued July 31, 2024	Additional Costs/Adjustments	Cash Payments	Non-Cash Items	Accrued July 31, 2025	Total Costs Incurred to Date	Total Expected Plan Cost
Global Business Solutions	$84	$5	$(86)	$—	$3	$101	$101
Consumer	11	—	(11)	—	—	11	11
Corporate	92	10	(97)	(5)	—	126	126
Totals	$187	$15	$(194)	$(5)	$3	$238	$238

	Accrued July 31, 2023	Initial Costs	Cash Payments	Non-Cash Items	Accrued July 31, 2024
Global Business Solutions	$—	$96	$—	$(12)	$84
Consumer	—	11	—	—	11
Corporate	—	116	—	(24)	92
Totals	$—	$223	$—	$(36)	$187

The liability for restructuring charges is included in accrued compensation and related liabilities in the accompanying consolidated balance sheets.